                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 17, 2003


                            NETWORKS ASSOCIATES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                         COMMISSION FILE NUMBER 0-20558


          DELAWARE                                    77-0316593
(STATE OR OTHER JURISDICTION             (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
      OF INCORPORATION)

       3965 FREEDOM CIRCLE
      SANTA CLARA, CALIFORNIA                           95054
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 988-3832


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ITEM 5.           OTHER EVENTS.

         On June 17, 2003, Networks Associates, Inc. (the "Registrant") issued a press release announcing revised timing for the filing of its restated fiscal 1998, 1999 and 2000 financial results. The entire press release is filed as
Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         99.1 Press release dated June 17, 2003 of Networks Associates, Inc., announcing revised timing for the filing of its restated fiscal 1998, 1999 and 2000 financial results.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NETWORKS ASSOCIATES, INC.



Dated: June 17, 2003                      By:      /s/ Kent H. Roberts
                                             ----------------------------------
                                                   Kent H. Roberts
                                                   Executive Vice President and
                                                   General Counsel


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EXHIBIT INDEX

EXHIBITS.
         99.1     Press release dated June 17, 2003 of Networks Associates,
                  Inc., announcing revised timing for the filing of its restated fiscal 1998, 1999 and 2000 financial results.